UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

ACELYRIN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41696	85-2406735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 456-4393

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously announced, ACELYRIN, INC., a Delaware corporation (“ACELYRIN”), entered into an Agreement and Plan of Merger, on February 6, 2025, which was subsequently amended on April 20, 2025 (as amended, the “Agreement”), by and among ACELYRIN, Alumis Inc., a Delaware corporation (“Alumis”), and Arrow Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Alumis (“Merger Sub”). Pursuant to the terms of the Agreement, Merger Sub will merge with and into ACELYRIN, with ACELYRIN continuing as the surviving corporation (the “Merger”).

On May 13, 2025, ACELYRIN held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in ACELYRIN’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2025, and mailed to ACELYRIN stockholders starting on April 23, 2025.

As of the close of business on April 1, 2025, the record date for the Special Meeting, there were 100,907,206 shares of ACELYRIN’s common stock, par value $0.00001 per share (“ACELYRIN Common Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. 94,407,199 shares of ACELYRIN Common Stock, representing approximately 93.55% of all of the issued and outstanding shares of ACELYRIN Common Stock entitled to vote, were represented at the Special Meeting.

At the Special Meeting the following proposals were considered:

(1)	the proposal to adopt the Agreement, as may be amended from time to time (“ACELYRIN merger proposal”); and

(2)

the proposal to approve the adjournment from time to time of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the ACELYRIN merger proposal (“ACELYRIN adjournment proposal”).

The tables below detail the final voting results for each proposal presented at the Special Meeting:

1.	ACELYRIN stockholders approved the ACELYRIN merger proposal as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
52,943,588	41,376,937	86,674	—

2.	ACELYRIN stockholders approved the ACELYRIN adjournment proposal as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
47,828,119	46,494,191	84,889	—

ACELYRIN and Alumis have agreed to a closing date of May 21, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: May 19, 2025	By:	/s/ Amar Murugan
	Name:	Amar Murugan
	Title:	Chief Legal Officer